Supplement dated April 9, 2020
to the following Statement of Additional Information (SAI):
SAI	SAI Dated
Tri-Continental Corporation	5/1/2019
Effective immediately, the information under the subsection “The Investment Manager – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts**	Ownership of Fund Shares
Information is as of December 31, 2018, unless otherwise noted
Tri-Continental Corporation	Brian Condon(b)	22 RICs 2 PIVs 66 other accounts	$11.30 billion $94.13 million $6.74 billion	None	$100,001-$500,000 (a)
	David L. King	5 RICs 7 other accounts	$5.64 billion $24.17 million	None	Over $1,000,000(a)
	Yan Jin	5 RICs 10 other accounts	$5.64 billion $4.39 million	None	$100,001-$500,000 (a)
	Peter Albanese	16 RICs 2 PIVs 64 other accounts	$11.25 billion $94.13 million $6.73 billion	None	$100,001-$500,000 (a)
	Raghavendran Sivaraman(c)	12 RICs 4 other accounts	$10.31 billion $20.47 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Brian Condon has announced that he plans to retire from the Investment Manager, on May 31, 2020. Until then, Mr. Condon will continue to serve as a Co-Portfolio Manager of the Fund.
(c)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 29,2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP920_12_004_(04/20)